UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 9, 2019

BECTON, DICKINSON AND COMPANY
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-4802	22-0760120
(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880
(Address of Principal Executive Offices)	(Zip Code)

(201) 847-6800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00	BDX	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 6.125% Cumulative Preferred Stock Series A	BDXA	New York Stock Exchange
0.368% Notes due June 6, 2019	BDX19D	New York Stock Exchange
1.000% Notes due December 15, 2022	BDX22A	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
1.401% Notes due May 24, 2023	BDX23A	New York Stock Exchange
3.020% Notes due May 24, 2025	BDX25	New York Stock Exchange

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 9, 2019, Becton, Dickinson and Company (“BD”) issued a press release announcing its financial results for its second fiscal quarter ending March 31, 2019. A copy of the press release is furnished as Exhibit 99.1 to this report.
The press release furnished as Exhibit 99.1 contains certain financial measures that differ from those presented in accordance with U.S. generally accepted accounting principles (“non-GAAP measures”), as follows:

•
Currency-Neutral Revenue Growth. We present revenue growth rates for the second quarter and the first six months of fiscal year 2019 over the corresponding prior periods, and our estimated revenue growth for fiscal year 2019, after eliminating the effect of foreign currency translation, which can fluctuate from period to period. Management believes these adjustments help investors to better understand the underlying performance (and anticipated performance) of BD compared to the prior periods.

•
Comparable Revenue Growth.  We present revenue growth for the second quarter and the first six months of fiscal year 2019, and our estimated revenue growth for fiscal year 2019, on a “comparable”, currency-neutral basis, which includes the results of C.R. Bard, Inc. ("Bard") in the prior year period, with adjustments to (1) account for the movement of certain product lines between our Medical segment and Interventional segment, (2) eliminate the revenues relating to divestitures, (3) reflect cumulative customer rebate and incentive fees relating to fiscal year 2018, (4) account for the reclassification of certain royalties previously reported by Bard as revenues; and (5) eliminate intercompany revenues.  We believe these measures help investors better understand and evaluate the performance of the combined company following the Bard acquisition, as well as our revenue guidance for fiscal year 2019 in relation to fiscal year 2018, as they allow for year-to-year comparability.

Adjusted comparable revenues are presented for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the Bard acquisition had been consummated at the beginning of our 2018 fiscal year, nor is the information necessarily indicative of the results of operations that may be expected for any future period or date.  BD and Bard may have performed differently had they actually been combined during the periods presented and such differences may be material.

•
Adjusted Earnings Per Share. We present diluted earnings per share (“EPS”) for the second quarter and the first six months of fiscal year 2019, and the corresponding prior periods, after eliminating items that we believe are not part of our ordinary operations and affect the comparability of the periods presented (“adjusted EPS”). We also present adjusted EPS for the full 2018 fiscal year. Adjusted EPS includes adjustments for purchase accounting adjustments, acquisition-related transaction, integration and restructuring costs, hurricane recovery costs, losses resulting from the extinguishment of certain long-term debt, a gain from the sale of a business, certain litigation and recall charges and costs, certain regulatory costs and the dilutive impact of shares issued to fund the Bard acquisition. We believe adjustments for these items allow investors to better understand the underlying operating results of BD and facilitate comparisons between the periods shown. We also show the growth in adjusted EPS compared to the prior year period after eliminating the impact of foreign currency translation, which can fluctuate from period to period, to further enable investors to evaluate BD’s underlying earnings performance compared to the prior year.

We also present our estimated adjusted EPS for fiscal year 2019, and our estimated growth in adjusted EPS for fiscal year 2019, after further adjusting for the anticipated impact of foreign currency translation. Management believes that these adjustments allow investors to better evaluate BD’s anticipated underlying earnings performance for fiscal year 2019 in relation to our underlying fiscal year 2018 performance.

BD’s management uses each of these non-GAAP measures in its own evaluation of BD’s performance, particularly when comparing performance to past periods and to the performance of peer companies. Management also uses the non-GAAP results for budget planning purposes on a quarterly and annual basis.
BD provides non-GAAP measures to investors on a supplemental basis in addition to our GAAP results, as they provide additional insight into BD’s financial results. Management believes the non-GAAP results provide a reasonable measure of BD’s underlying performance before the effects of items that are considered by management to be outside of BD’s underlying operational results or that affect period to period comparability. However, non-GAAP results should not be considered in isolation and are not in accordance with, or a substitute for, GAAP results. Also, our non-GAAP results may differ from similar measures used by other companies, even if similar terms are used to identify such measures. Although BD’s management believes non-GAAP results are useful in evaluating the performance of its business, its reliance on these measures is limited since items excluded from such measures may have a material impact on BD’s net income, earnings per share or cash flows calculated in accordance with GAAP. Therefore, management typically uses non-GAAP results in conjunction with GAAP results to address these limitations. Investors should also consider these limitations when evaluating BD’s results.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit 99.1     Press release dated May 9, 2019, which is furnished pursuant to Item 2.02

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President and Corporate Secretary
Date: May 9, 2019

Exhibit Index

99.1Press release dated May 9, 2019, which is furnished pursuant to Item 2.02